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                                                            PAGE 19 OF ___ PAGES

                                                                       EXHIBIT A


                        AGREEMENT DATED DECEMBER 5, 2000

                        Re: Joint Filing of Schedule 13D


           The undersigned hereby agree that:

            (i) each of them is individually eligible to use Amendment No. 1 to the Schedule 13D attached hereto;

            (ii) the attached Amendment No. 1 to the Schedule 13D is filed on behalf of each of them; and

            (iii) each of them is responsible for the timely filing of such Amendment No. 1 to the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning him or itself; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless he or it knows or has reason to believe that such information is inaccurate.

                                    CITIGROUP INC.


                                    By: /s/ Joseph B. Wollard
                                       --------------------------------------
                                       Name:  Joseph B. Wollard
                                       Title:  Assistant Secretary

                                    CITIGROUP HOLDINGS COMPANY


                                    By: /s/ Kenneth Cohen
                                       --------------------------------------
                                       Name:  Kenneth Cohen
                                       Title:  Assistant Secretary

                                    CITICORP


                                    By: /s/ Joseph B. Wollard
                                       --------------------------------------
                                       Name:  Joseph B. Wollard
                                       Title:  Assistant Secretary


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                                                            PAGE 20 OF ___ PAGES


                                    CITIBANK, N.A.


                                    By: /s/ Joseph B. Wollard
                                       --------------------------------------
                                       Name:  Joseph B. Wollard
                                       Title:  Assistant Secretary

                                    CITICORP VENTURE CAPITAL, LTD.


                                    By: /s/ Anthony P. Mirra
                                        -------------------------------------
                                        Name:  Anthony P. Mirra
                                        Title: Vice President


                                    CITICORP BANKING CORPORATION


                                    By: /s/ William Wolf
                                        -------------------------------------
                                        Name:  William Wolf
                                        Title: Senior Vice President


                                    COURT SQUARE CAPITAL LIMITED


                                    By: /s/ Anthony P. Mirra
                                        --------------------------------------
                                        Name:  Anthony P. Mirra
                                        Title: Vice President